EXHIBIT 10.66
                        GLENWOOD CAPITAL PARTNERS I, L.P.
                                  9150 Glenwood
                           Overland Park, Kansas 66212

Advanced Nutraceuticals, Inc.
106 S. University Boulevard, #14
Denver, CO  80209

Attention: Gregory Pusey, President

Dear Greg:

This letter shall constitute a Conversion Notice pursuant to Section 3 of the Additional Terms and Conditions of the Subordinated Convertible Promissory Note dated July 19, 2002 (the "Note") pursuant to which Glenwood Capital Partner I, L.P. ("Glenwood") elects to convert $176,275.34 of principal and interest owed to it pursuant to the Note into 320,501 shares of the common stock (the "Securities")of Advanced Nutraceuticals, Inc. (the "Company"). On behalf of Glenwood, I confirm to you the following representations:

1. The Securities to be issued will be evidenced by a certificate which will have imprinted on its face a "restricted" legend noting that the securities have not been registered under the U.S. securities laws and may not be resold except pursuant to an effective registration statement under the U.S. Securities Act of 1933 (the "Securities Act") or pursuant to an exemption from registration, the availability of which is to be established to the Company's satisfaction. Glenwood will not sell or otherwise transfer any of the Securities unless registered or pursuant to an exemption;

2. The Company will lodge "stop transfer" instructions in its transfer records concerning the "restricted" nature of the securities to be issued;

3. Glenwood has no knowledge of any legal restrictions applicable to Glenwood which would preclude the issuance of the shares to Glenwood;

4. Glenwood is acquiring the Securities for its own account and will not be acquiring the shares pursuant to a plan to resell or otherwise distribute the shares;

5. Glenwood has the legal right and power to acquire the Securities and to make the representations to the Company in this letter.

6. Glenwood has had the opportunity to review information regarding the Company and has had the opportunity to ask questions of and receive answers from representatives of the Company and to obtain any additional information desired by it.

                                                Sincerely yours,


Dated as of August 26, 2002                     By:  /s/ Randall D. Humphreys
                                                     --------------------------
                                                     Randall D. Humphreys
                                                     Authorized Representative
Enclosures

cc:      Robert M. Bearman